February 9, 1999

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: First Boston Mortgage Securities Corp., Conduit Mortgage Pass-Through Certificates, Series 1988-2; File No. 333-53115.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of First Boston Mortgage Securities Corp., Conduit Mortgage Pass-Through Certificates, Series 1988-2 (as depositor under a series 1988-2 Pooling and Servicing Agreement dated as of November 1, 1988, providing for, among other things, the issuance of Conduit Mortgage Pass-Through Certificates, Series 1988-2 is a Current Report on Form 8-K.

          The Conduit Mortgage Pass-Through Certificates, Series 1988-2 will be comprised of Class A Certificates and Class B Certificates, which will consist of two subclasses, the Class B-1 Certificates and the Class B-2 Certificates (collectively, the "Certificates"). The Class A Certificates and the Class B Certificates will represent interests in the Master Trust Fund described in the Prospectus Supplement dated October 19, 1988 which consists of Subsidiary Regular Interests (as defined in the Prospectus Supplement which in the aggregate represent an interest in a pool (the "Mortgage Pool") of adjustable rate conventional mortgage loans secured by one-family residential properties (the "Mortgage Loans") originated by Home Federal Savings and Loan Association ("Home Federal") and certain other property held in trust for the benefit of the Certificateholders. The Mortgage Loans will be sold to First Boston Mortgage Securities Corp. (the "Depositor") on or prior to the date of initial issuance of the Certificates and will be transferred to a trust pursuant to the Pooling and Servicing Agreement dated as of November 1, 1988 by the Depositor in exchange for the Certificates. Home Federal will act as Master Servicer.

          The Class A Certificates will evidence an initial interest of approximately 90% in the Mortgage Loans. The remaining interest in the Mortgage Loans will be evidenced by the Class B Certificates.
          The rights of the Class B Certificateholders to receive distributions with respect to the Mortgage Loans are subordinated to the rights of the Class A Certificateholders to the extent described in the Prospectus Supplement and in the Prospectus. In addition, the Class A Certificateholders will be entitled to receive a disproportionately greater percentage of Principal Prepayments (as defined in the Prospectus Supplement) and other payments with respect to the Mortgage Loans, as described in the Prospectus Supplement. See "Description of the Certificates- Distributions" and "-Subordination of the Class B Certificates; Shifting Interest Credit Enhancement" in the Prospectus Supplement and "Credit Support- Subordinated Certificates" in the Prospectus.

          The Certificates were registered under the Securities Act of 1933. As a result, the Registrant is subject to the filing requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date (as defined in the Indenture), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (949) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for First Boston Mortgage Securities Corp., Conduit Mortgage Pass-Through Certificates, Series 1988-2.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  November 22, 1988


                     First Boston Mortgage Securities Corp.
           Conduit Mortgage Pass-Through Certificates, Series 1988-2
          (as issuer under the Pooling and Servicing Agreement, dated as of November 1, 1988, providing for the issuance of Conduit Mortgage Pass-Through Certificates, Series, 1988-2).


                     First Boston Mortgage Securities Corp.
           Conduit Mortgage Pass-Through Certificates, Series 1988-2
            (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                (State or Other Jurisdiction of Incorporation)


               333-53115                                13-332-0910
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


          c/o  The First Boston Corporation
          Park Avenue Plaza
          New York, New York                                  10055
          (Address of principal executive offices)       (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212)909-2000


          ITEM 5.     Other Events

               Attached hereto is a copy of the Monthly Remittance Statement to the Certificateholders which was derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of December 27, 1988.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1988.


          Date:  February 9, 1999          By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX


          Monthly Remittance Statement to the Certificateholders dated as of December 27, 1988.


FIRST BOSTON MORTGAGE SECURITIES CORP.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1988-2


DATE:         12/27/88      STATEMENT TO CERTIFICATEHOLDERS         PAGE 1 OF 3


>     DISTRIBUTION SUMMARY

                                                            PRINCIPAL
>                                        ALLOCATION     REMAINING         PRINC
>IPAL
               CUSIP                         ORIGINAL       BALANCE BEFORE INTE
>REST       PRINCIPAL      TOTAL         REALIZED       PRINCIPAL         BALAN
>CE
CLASS           NUMBER                       FACE VALUE     DISTRIBUTION   DIST
>RIBUTION   DISTRIBUTION   DISTRIBUTION   LOSSES         BALANCE          FACTO
>R

A              319339AD9                       98,610,170.85  98,610,170.85
> 753,274.96     162,190.86     915,465.82             0  98,447,979.99      99
>.835523
B-1                                             9,633,705.00   9,633,705.00
>  73,591.08       5,457.04      79,048.12             0   9,628,247.96      99
>.943355
B-2                                                        0              0
>          0              0              0              0              0
>      0


                                              108,243,875.85 108,243,875.85
> 826,866.04     167,647.90     994,513.94              0 108,076,227.95


>RECORD DATE:  11/30/1988

>           PRINCIPAL                     DISTRIBUTION DATE:         12/27/1988
               CUSIP                         INTEREST       PRINCIPAL      TOTA
>L          BALANCE AFTER                 PRIOR DISTRIBUTION DATE:
CLASS           NUMBER                       DISTRIBUTION   DISTRIBUTION   DIST
>RIBUTION   DISTRIBUTION

>                                         CURRENT MASTER PASS-THROUGH RATE:
>  9.17%

>                                         NEXT MASTER PASS-THROUGH RATE:
>  9.17%
A              319339AD9                            7.638918       1.644768
>   9.283686     998.355232
B-1                                                 7.638918       0.566453
>   8.205371     999.433547               ACCOUNT NUMBER: 11-7-19150-0
B-2                                                        0              0
>          0              0

>                                         ADMINISTRATOR: MOLLY OTTO

>                                                       SECURITY PACIFIC NATION
>AL BANK

>                                                        333 SOUTH BEAUDRY AVE
>W24-30

>                                                        LOS ANGELES, CA  90017
>
                FOR CERTIFICATE FACTOR INFORMATION, PLEASE CALL 1-800-423-5041
>


FIRST BOSTON MORTGAGE SECURITIES CORP.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1998-2

DATE:  12/27/1988   STATEMENT TO CERTIFICATEHOLDERS  PAGE 2 OF 3

OTHER RELATED INFORMATION

PRINCIPAL PREPAYMENTS DURING THE PRECEDING MONTH:
  APPLICABLE TO CLASS A CERTIFICATES                                 106,332.83
  APPLICABLE TO CLASS B-1 CERTIFICATES                                     0.00

ADVANCES REQUIRED FROM MASTER SERVICER:
  PRINCIPAL                                                            4,803.78
  INTEREST                                                            45,989.98

  TOTAL                                                               50,793.76

  AGGREGATE SCHEDULED PRINCIPAL BALANCE OF MORTGAGE LOANS        108,076,227.95

  SERVICING FEES RECEIVED BY MASTER SERVICER                          42,513.59

ADDTIONAL SERVICING COMPENSATION RECEIVED BY MASTER SERVICER             354.88

DELINQUENCIES:
  (A) PAYMENTS DELINQUENT ONE MONTH:
      NUMBER OF LOANS                                                        30
      AGGREGATE PRINCIPAL BALANCE                                  4,101,915.04

  (B) PAYMENTS DELINQUENT TWO MONTHS:
      NUMBER OF LOANS                                                         0
      AGGREGATE PRINCIPAL BALANCE                                  1,197,947.33

  (C) PAYMENTS DELINQUENT THREE OR MORE MONTHS:
      NUMBER OF LOANS                                                         0
      AGGREGATE PRINCIPAL BALANCE                                          0.00

LOANS ON WHICH FORECLOSURE PROCEEDINGS HAVE COMMENCED:
  NUMBER OF LOANS                                                             0
  AGGREGATE PRINCIPAL BALANCE                                                 0

BOOK VALUE OF REO PROPERTY AS OF PRECEDING MONTH-END                       0.00

SERVICER ADVANCES RECOVERED                                                   0

SPECIAL HAZARD LOSSES:
  CURRENT PERIOD AMOUNT                                                    0.00
  CUMULATIVE AMOUNT SINCE 11/01/88                                         0.00


FIRST BOSTON MORTGAGE SECURITIES CORP.
MORGAGE PASS-THROUGH CERTIFICATES
SERIES 1988-2

DATE:  12/27/1988   STATEMENT TO CERTIFICATEHOLDERS  PAGE 3 OF 3

OTHER RELATED INFORMATION

PRIOR PERIOD SHORTFALL AMOUNTS INCLUDED IN THE CURRENT DISTRIBUTION:
  PRINCIPAL                                                                0.00
  INTEREST                                                                    0

TOTAL                                                                      0.00

CURRENT PERIOD CLASS A DISTRIBUTION SHORTFALL:
  PRINCIPLE                                                                0.00
  INTEREST                                                                    0

TOTAL                                                                      0.00

CURRENT PERIOD CLASS B-1 ADVANCES                                          0.00

SUBORDINATED AMOUNT:
  TOTAL DOLLAR AMOUNT                                              9,633,705.00
  PERCENTAGE OF THE CLASS B-1 CERTIFICATE PRINCIPAL BALANCE         100.000000%

CLASS B-1 ADVANCES REPAID                                                  0.00

CLASS A PERCENTAGE FOR NEXT PERIOD                                   91.091000%